U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                February 3, 2003



                           GLOBAL GOLF HOLDINGS, INC.
                           --------------------------
        (Exact name of small business issuer as specified in its charter)

                            Forestindustry.com, Inc.
                            ------------------------
                                  (Former Name)


         Delaware                    0-26673                    98-0207081
         --------                    -------                    ----------
State or other jurisdiction   Commission File Number       (IRS Employer ID No.)
    of incorporation)


                                8893 Brooke Road
                         Delta, British Columbia, Canada
                         -------------------------------
                    (Address of principal executive offices)

                                     V4C 4G5
                                     -------
                                   (Zip Code)

                               3260 Norwell Drive
                                    Suite 205
                    Nanaimo, British Columbia, Canada V9T 1X5
                    -----------------------------------------
                                (Former Address)

                                 (604) 583-2036
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On January 20, 2003, the Company filed a report on Form 8-K, advising of the retention of the firm of Grant Thornton LLP as the Company's independent accountant for its fiscal year ending May 31, 2003. Subsequent thereto, the Company and Grant Thornton LLP mutually decided not to proceed with this relationship due to issues of cost and timing. The relationship between the Company and Grant Thornton was terminated prior to Grant Thornton performing any accounting or other services or rendering any reports on behalf of the Company and as such, there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to make reference in connection with its reports to the subject matter of the disagreements or any reportable events.

     The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated February 3, 2003, is filed as Exhibit 16.4 to this Form 8-K.

     Effective  January 29,  2003,  the Company  retained  the firm of Ronald R.
Chadwick P.C. as the Registrant's independent accountant for its fiscal year ending May 31, 2003. This change in independent accountants was approved by the Board of Directors of the Registrant.

Item 7(c).  Exhibits.

Number      Exhibit
------      -------

16.4        Letter from Grant Thornton LLP.




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


                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GLOBAL GOLF HOLDINGS, INC.
                                        (Registrant)

                                        Dated: February 3, 2003


                                        By:   s/Ford Sinclair
                                           -------------------------------------
                                           Ford Sinclair, President


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